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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                             _____________________


                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of Earliest Event Reported): October 15, 1999



                    SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.
            (Exact Name of Registrant as Specified in its Charter)



Cayman Islands                   0-29788                        N/A
(State or Other                (Commission                  (IRS Employer
Jurisdiction of                File Number)              Identification No.)
Incorporation)


      Grand Pavilion Commercial Centre, 802 West Bay Road            N/A
         George Town, Grand Cayman, Cayman Islands, BWI           (Zip Code)
          (Address of Principal Executive Offices)


      Registrant's telephone number, including area code: (345) 949-2800



         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  Acquisition or Disposition of Assets.

On October 15, 1999 Scottish Annuity & Life Holdings, Ltd. ("Scottish"), through an indirect wholly owned subsidiary, acquired all of the outstanding shares of Harbourton Reassurance, Inc. ("Harbourton") from NRG Acquisition Partners, L.P. ("NRG") for $ 25,183,372.00 in cash. The purchase price was determined through arms-length negotiations between representatives of Scottish and NRG.

Harbourton is a U.S. based reinsurer writing business similar to that of Scottish. It is licensed in 14 states and the District of Columbia and is an authorized reinsurer in 38 states.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired:
          -----------------------------------------

          At the time of filing of this report on Form 8-K, it is not practical to provide the financial statements required by Item 7(a). In accordance with Item 7(a)(4) of Form 8-K, such financial statements will be filed within sixty days of this filing by an amendment on Form 8-K/A to this report.

     (b)  Pro Forma Financial Information:
          -------------------------------

          At the time of filing of this report on Form 8-K, it is not practical to provide the pro forma financial information required by Item 7(b). In accordance with Item 7(b)(2) of Form 8-K, such pro forma financial information will be filed within sixty days of this filing by an amendment on Form 8-K/A to this report.

     (c)  Exhibits:
          --------

          Exhibit
          Number    Exhibit
          ------    -------

           10.1 Stock Purchase Agreement by and between Scottish Annuity & Life Insurance Company (Cayman) Ltd. and NRG Acquisition Partners, L.P. dated as of June 10, 1999

           10.2     Stock Purchase Agreement Amendment dated as of
                    October 15, 1999

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            SCOTTISH ANNUITY & LIFE HOLDINGS, LTD.



                              By: /s/ Peter W. Preperin
                                 ---------------------------------------
                                 Peter W. Preperin
                                 Senior Vice President, Chief Financial Officer, and Secretary

Dated: October 29, 1999

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                               INDEX TO EXHIBITS
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     Exhibit
     Number            Exhibit
     ------            -------
       10.1            Stock Purchase Agreement by and between Scottish Annuity
                       & Life Insurance Company (Cayman) Ltd. and NRG
                       Acquisition Partners, L.P. dated as of June 10, 1999

       10.2            Stock Purchase Agreement Amendment dated as of
                       October 15, 1999

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